Investor Update
June 2007

This document contains certain forward-looking statements and expectations regarding the
Company's future performance and the future performance of its brands. Such statements are subject to various risks and uncertainties that could cause actual results to differ materially. These include (i) the preliminary nature of estimates of the costs and benefits of the strategic earnings enhancement plan, which are subject to change as the Company refines these estimates over time; (ii) intense competition within the footwear industry; (iii)
rapidly changing consumer demands and fashion trends and purchasing patterns, which may be influenced by consumers' disposable income, which in turn can be influenced by general economic conditions; (iv) customer concentration and increased consolidation in the retail industry; (v) the Company’s ability to successfully implement its strategic earnings enhancement plan; (vi) political and economic conditions or other threats to continued and uninterrupted flow of inventory from China and Brazil, where the Company relies heavily on third-party manufacturing facilities for a significant amount of its inventory; (vii) the
Company's ability to attract and retain licensors and protect its intellectual property; (viii) the
Company's ability to secure leases on favorable terms; (ix) the Company's ability to maintain relationships with current suppliers; and (x) the uncertainties of pending litigation. The
Company's reports to the Securities and Exchange Commission contain detailed information relating to such factors, including, without limitation, the information under the caption “Risk
Factors” in Item 1A of the Company’s Annual Report for the year ended February 3, 2007 and as updated in the Company’s 10-Q for the Quarter ended May 5, 2007, which information is incorporated by reference herein. The Company does not undertake any obligation or plan to update these forward-looking statements, even though its situation may change.
- June 4, 2007

NOTE:
On April 2, 2007, The Company effected a 3-for-2 stock split. All per share data detailed in this packet is on a post-split basis. Guidance was issued on
May 24, 2007 and has not been updated.

Brown Shoe At A Glance

BROWN SHOE TODAY -
$2.5 Billion in Sales for 2006

Department &
Specialty Stores
$650 million

Mass Merchandisers
$300 million
Specialty Retail
$250million

Famous Footwear
1,000+ retail stores in the U.S.
$1.3 billion

38% Wholesale
■91 million pairs sourced
■2,000 retail customers

62% Retail
■Appx. 1,300 stores
■40 million pairs
■130 million consumers visit our stores/year
■9 e-commerce sites
■30+ million evisitors/year

Integrated wholesale-retail platform
Consumer-driven enterprise that builds brands and
retail concepts while gaining market share

Brown Shoe At A Glance

Our Rank Among Top Footwear Retailers
Dollar Sales and Store Count by Retailer*
* Source: Public filings, last 4 quarters. Includes international.

•Source: NPD Women’s dollar sales for 12 months ending 4/30/07 all POS channels (Department Stores, National Chains, Shoe Chains). This NPD data is confidential and proprietary and cannot be reproduced or disseminated by third parties without prior written consent.
# Stores $’s in mm $’s in mm

Our Rank among Wholesalers
Women’s Fashion Footwear Sales in all NPD POS
Channels*
Ranked by Parent Company
$0
$1,000
$2,000
$3,000
$4,000
$5,000
$6,000
$7,000
Foot Locker
Payless
BWS
Finish Line
DSW
Shoe Carnival
Bakers
Shoe Pavillion
0
500
1,000
1,500
2,000
2,500
3,000
3,500
4,000
4,500
5,000
$0
$100
$200
$300
$400
$500
$600
$700
$800
Nine West
GroupBWS
Skechers
Steve Madden
Iconix
VCS
Nike
Clarks
Stride Rite
AerogroupKCP
Adidas

Brown Shoe Company Portfolio
Salon
Bridge
Impulse
Better
Moderate
Junior
Comfort
Mass
Fashion = $33.3 B Athletic = $11.5 B
No. 12 in Bridge Zone at Dept. Store
No. 8 in Impulse Zone at Dept. Store
No. 2 in Better Zone at Dept. Store
No. 11 in Better Zone at Dept. Store
No. 1 in Moderate Zone at Dept. Store
No. 3 in Moderate Zone at Dept. Store
No. 10 in Junior Zone at Dept. Store
Dr. Scholl’s Inside
No. 1 Branded Family Footwear
No. 3 Pureplay
Ecommerce Footwear
Private Label / Brand
*Dept Store Zone rank according to NPD 12 months ending April 30

Review of BWS Financials
(all $’s in millions except EPS)
*See Appendix for reconciliation
May 5, 2007 April 29, 2006 % Chg.
Sales $566.3 $575.5 -1.6%
Net Earnings
GAAP $9.6 $10.0 -3.9%
Adjusted* $13.0 $10.0 29.2%
EPS
GAAP $0.22 $0.23 -4.3%
Adjusted* $0.29 $0.23 26.1%
Gross Margin 40.6% 38.7%
Debt/Cap* 22.7% 30.6%
Cash Flow from
Operating Activites ($1.9) $20.3 -109.6%

Review of BWS Financials
13 Weeks Ended 13 Weeks Ended
May 5, 2007 April 29, 2006 % Chg.
Famous Footwear
Sales $325.3 $302.3 7.6%
Operating Profit $21.0 $15.9 31.8%
Same-Store Sales 3.4% 1.9%
Specialty Retail
Sales $60.3 $56.4 6.9%
Operating Profit* -$2.9 -$2.9 0.0%
Same-Store Sales 3.4% 0.6%
Wholesale
Sales $180.7 $216.8 -16.6%
Operating Profit** $13.0 $14.1 -7.8%
**Includes $2.1 million in costs associated with the Earnings Enhancement Plan in 2007
*Includes Earnings Enhancement costs of $0.2 million in 2007

Second Quarter 2007 & Full Year Guidance
As of May 24, 2007 and has not been updated
Second Quarter 2007 EPS:
GAAP $0.22 to $0.24
Adjusted* $0.30 to $0.32
Full Year 2007 EPS:
GAAP $1.55 to $1.59
Adjusted* $1.86 to $1.90
*See Appendix for reconciliation
Other Annual Estimates:
Consolidated Sales: $2.48 - $2.52 Billion
Consolidated Tax Rate: Increasing approximately 200 bps
Increase in Marketing Spend: + $4 million, a double-digit increase
Famous Footwear
Same-Store Sales: + 2.5% - 3.5%
Net Store Openings: + 65 - 70 stores
Wholesale: Wholesale sales will be below 2006, with growth of its branded business offset by the exit of the Bass license and a sales decline in its private label business.

Shaping our Platform for Growth
Sales and Operating
Earnings Improvement
for BWS (millions $)
Operating
Earnings
■Net sales grew 34% since 2002
■Operating earnings grew 52% since 2002

Operating Margin
Improvement at Famous
Footwear
■Operating margin steadily
improving at Famous Footwear

Department Store Market
Share Improvement at
Wholesale*
■Second largest supplier to
department stores; 400+
bp gain in last 5 years

Sales
*Reflects NPD Group Reported POS Dollar Volume. 12
months ending December 2006.
6.4%
7.6% 7.9%
12.2%
10.8%
0.0%
2.5%
5.0%
7.5%
10.0%
12.5%
2002 2003 2004 2005 2006
0
500
1,000
1,500
2,000
2,500
2002 2003 2004 2005 2006
0
20
40
60
80
100
120
4.2%
4.8%
5.4% 5.6%
7.0%
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%
7.0%
2002 2003 2004 2005 2006

Brown Shoe Vision:
Brown Shoe Company is a leading
fashion footwear marketer, winning loyal
customers with compelling global
brands

Brown Shoe Pillars
Vision:
Brown Shoe is a leading fashion footwear marketer, winning
loyal customers with compelling global brands
ENABLING STRATEGIES GROWTH STRATEGIES
Partnership Initiatives
Platform Optimization
Market Intelligence
Consumer-Driven Model
CROSS-COMPANY SYNERGIES [VERTICAL AND HORIZONTAL}
SYSTEMS AND PROCESSES BEST PRACTICES
THOUGHTFUL PLANNING AND RIGOROUS EXECUTION
TALENT AND LEADERSHIP

Brown Shoe Vision

PARTNERSHIP MODEL
Continue path towards being a world-class partner holistically in the industry:
Vendor, Supplier, Customer, Consumer, Real Estate, Investor

OPERATIONAL EXCELLENCE
Disciplined approach to profitability enhancement, efficiency and effectiveness

PORTFOLIO OPTIMIZATION
Financial and market orientation
Maximize returns and market space opportunities

BRAND POWER
Leverage our unique branded assets
Delivering consumer-driven brands to the marketplace

Brown Shoe Platform
RETAIL WHOLESALE
ECOMMERCE
■1,300 total retail doors –1,000+
Famous Footwear, 250+ Naturalizer,
Brown Shoe Closet, FX LaSalle, and
branded concepts
■2,000 customers served at wholesale
across our branded and private
label/brand divisions
■Integrated ecommerce platform for all
BWS brands –
including 3rd largest
pureplay internet footwear retailer in
Shoes.com
■World class global sourcing network
■All BWS wholesale brands play across
one or more BWS retail/ecommerce
concepts
■14% of Famous Footwear sales
through BWS wholesale brands
■Front-end /Back-end perspective from
retail and wholesale provides greater
insights to consumer desires and
understanding of trends
■Cross-skilled talent base

Brand Power
Building differentiated, market-leading brands driven by consumer preference
1. Developed Brand-Building Model
2. Developing premier product and design capabilities
New York Design Studio State of the Art Design and Technology Center
3. Increasing investments in marketing, merchandising, research and talent
4. Refining Consumer-Driven Model:
SUPPLY CHAIN
Factory Base
Demand Planning Line Planning
Retail Performance
Speed to Market and Test & Learn
5. Embracing leading-edge analytics and tools

Brand Power

Marketing Initiatives –
investing in our flagship brands and
increasing spend against our consumers
FAMOUS FOOTWEAR
■Partnering with Ogilvy to refine brand positioning
■Broadcast media and CRM focus
■Using consumer database to drive Rewards program
VIA SPIGA
■Brand strategy and consumer research
■Partnering with Vogue Magazine. Arthur Elgort photos for national magazine ads and out-of-home in Manhattan –
taxi tops, king buses, telephone kiosks
■Trade marketing for FFANY with cover wrap of Footwear News
NATURALIZER
■Partnership with Self Magazine –
premium position for key Spring months and
product opportunities that provide unique consumer touchpoints
■Ongoing partnership with “
Ladies Who Launch” –a
national organization for women
entrepreneurs –
a genuine brand for genuine women
■Partnering with Ogilvy to refine brand positioning
FRANCO SARTO
■Brand strategy, product segmentation, and positioning study
■Investing in retail relationships –
partnering with Nordstrom on second half ’
07 direct mail initiative
■Leveraging Franco himself -
consumers have a
strong connection to the individual -
by increasing the number of personal appearances in support of the brand

Brand Power
Product & Design Initiatives –
Investments into enhancing and broadening our product
development, design, and sourcing capabilities
■Test & Learn
■Via Spiga Design Team
■Broadening Designer Inputs
■New York Design Studio
■Style & Trend
■Design Internship Program

Brands targeting key consumer segments…
Sexy, eye-catching,
styles that she can
wear with
everything from
jeans to dresses
Segment Needs Style Profile Brown Shoe
Brands
16%
Buying Power
(% Total female
spend)
18%
14%
24%
BWS Consumer
Seeks expressive,
youthful brands.
Wants to experiment
with fashion at an
affordable price.
Likes trusted,
accessible brands.
Looks for quality and
a balance of comfort
and style.
Seeks fresh classics
and high quality.
Looks for good value.
Shops the most and
seeks attainable
luxury. Is willing to
pay for high quality
and high style.
Sophisticated,
youthful, trendsetting
style that
stands out
Twist on basics
instead of trends,
quality brands
with understated
indulgence
“Trusted basics”
that prioritize
comfort and
quality
EXPLORER
SOPHISTICATE
LEADER
BALANCER

Brand Power
Building differentiated, market-leading brands driven by consumer preference
■Trend-right product - Differentiating mix
of athletic, men’s and women’s casual, and
young attitude brands
■Leveraging multi-channel platform
■Marketing Strategy
■Technology/redefining service
■Growth opportunity of minimum 1,500 doors
Merchant
Localization
(Tailoring
Assortment
by Region)
Balance &
Value
Inventory
Optimization
More Shoes,
More Ways
Profitable
Market
Optimization
(Real Estate)

Brand Power
Building differentiated, market-leading brands driven by consumer preference
$30-$80
$60-180
$125-$300
Accessories/Other Categories
International
■Sell-through model; Fresh trend-right product
■Extended brand essence to new categories and consumer
touchpoints
■Tightly-targeted consumer communications
■Improved product delivered when she wants to buy
■Model to be leveraged across all BWS wholesale

Brand Power
Building differentiated, market-leading brands driven by consumer preference
■Allows us to play in new zones reaching new consumers
■Strong emotional connection with consumer
■Fashion/Style Credibility/Talent
■Brand extension potential
■Brown New York Transition work:

■Consumer Research
■New Leadership
■Organization structure
■Real Estate Transition
■Talent issues
■Inefficient processes
■Supply Chain opportunities
■Merchandising and planning
■Marketing – reengage consumer
■New Design Talent, improved
Product Development process
■Next Generation Branding
■Elevate product execution,
impactful stories
■Take advantage of Global
Sourcing capabilities
Brown New York:
2006 2007 2008
Identifying the problems Competing in the Present Winning in the Future
DEVELOPING A
PERSPECTIVE
Investigating the issues
INSTALLING THE PLATFORM
Becoming More Profitable
CREATING TRANSFORMATION
Strategic Branding

Brand Power
Building differentiated, market-leading brands driven by consumer preference
■High brand recognition and strong equity
■97% brand awareness driven by insole TV and print
advertising
■Partnerships with Wal-Mart and Schering-Plough
■Extend asset into new categories and channels
■Growth through vertical model

Brand Power
Building differentiated, market-leading brands driven by consumer preference
■Direct-to-Consumer
pure play
■Branded web sites and multi-channel opportunities
■Growth by winning in new and emerging markets
Online Footwear: Projected to be
over $
6B market by 2011* $1.0
$1.7
$2.8
$3.2
$3.7
$4.2
$4.8
$5.5
$6.3
2003 2004 2005 2006 2007 2008 2009 2010 2011
$Billions
*
Source: Forrester

Positioning for Growth
• Reorganization of
Executive Team
• Focus on core
activities
• Secured financing
and stabilized liquidity
• IMPACT
• Key management
changes
• 1st Naturalizer resizing
and
reorganization
• Growing portfolio
•Organic
•Consolidation
• Earnings
Enhancement Plan
• Brown NY integration
• Accelerating Famous
growth
• International
Opportunities
• Strategy
development
• Good to Great
disciplines
• Portfolio
Management
• Focus on best brands
and market
opportunities
• Consumer-Driven
Wholesale Model
• Integrated, efficient
business model
• Naturalizer
turnaround
• Bennett acquisition
Increasing
Prospects for
Profitability
Growth
Survival
Rebuild
Improving
Core
Competencies
Share Price
1997 2007
Total Return:
1 Year = 27.5%
3 Year = 66.6%
5 Year = 194.2%
10 Year = 350.7%
At 5/31/07

Appendix

Sales and EPS – 2001 to Estimated 2007*
$0.00
$0.50
$1.00
$1.50
2002 2003 2004 2005 2006 2007
Est
$0.0
$0.5
$1.0
$1.5
$2.0
$2.5
2002 2003 2004 2005 2006 2007
Est
Earnings Per Share
Sales in Billions
$1.63
$1.48
$1.13 $1.11 $1.09
$1.51
$2.48 - $2.52
Billion
GAAP EPS
Adjusted EPS
$0.96
$1.02
$1.86 –
$1.90
$1.55 –
$1.59
* Note: Guidance was issued on May 24, 2007 and has not been updated.
Charges and recoveries included in net earnings and EPS for 2005, 2006 and 2007 are listed in the
Reconciliation of Net Earnings to Adjusted Net Earnings in this Appendix.

Distinct Wholesale Portfolio - 2006
Private Label
Children’s
Other

Famous Footwear -- Sales by category 2006
14%
30%
20%
17%
6%
6%
7%
Women’s Women’s
Men’s Men’s
Kid’s Kid’s
Athletic
Athletic
Accessories
Athletic

Strategic Earnings Enhancement Plan
During the second quarter of 2006, the Company introduced a strategic earnings enhancement plan designed to increase earnings and reallocate resources, through i)
restructuring administrative and support areas; ii) redesigning logistics and distribution platforms; iii) reorganizing to eliminate operational redundancies; iv) realigning strategic priorities; and v) refining the supply chain process and enhancing inventory utilization.
Annual after-tax savings expected to be achieved upon completion of the initiatives are estimated to be $17–$20 million.

During the first quarter of 2007, the Company closed its Italian sales office, its Dover, NH distribution center, and its Needham, MA office, and incurred costs for severance and other projects still under development. As a result of these actions, the Company incurred after-tax costs of $3.3 million or $0.07 per diluted share in the quarter. The
Company continues to work on other initiatives related to this plan.

While much has been accomplished, certain of the initiatives are still in early stages of development, and the Company expects to update cost and savings estimates as they are further developed. Current estimates are as follows:

■In 2007, after-tax implementation costs are estimated to be approximately $14 million, while the Company expects to realize after-tax benefits of $10 to $12 million;

■In 2008, after-tax implementation costs are estimated to be approximately $5 million and annual after-tax benefits are still estimated to be $17 to $20 million.

Note: The above data, as provided in The Company’s May 24, 2007 Press Release for first quarter ended May 5, 2007, reflects then current estimates for costs and benefits related to the initiatives. We expect to refine this information in the upcoming quarters and provide updated guidance as appropriate.

Debt to Capital Ratio May-07 2006 2005 2004 2003 2002
Total Debt Obligations* 160 $ 151 $ 200 $ 142 $ 120 $ 152 $
Total Shareholders' Equity 544 524 434 391 350 292
Total Capital 704 $ 675 $ 634 $ 533 $ 470 $ 444 $
Debt to Capital Ratio** 22.7% 22.4% 31.5% 26.6% 26.0% 34.0%
Debt to Capital Ratio
(Millions of dollars, except for Debt to Capital Ratio)
* Total Debt Obligations include long term debt, borrowings under revolving credit agreement and capital lease obligations.
** Total Debt Obligations divided by Total Capital

Reconciliation of GAAP Net Earnings to Adjusted Net Earnings:
Q1 2007 v. Q1 2006
After-tax Net
Earnings EPS
After-tax Net
Earnings EPS
Net earnings $9,636 $0.22 $10,031 $0.23
Charges/Other Items:
Strategic initiatives costs 3,324 0.07 - -
Adjusted net earnings $12,960 $0.29 $10,031 $0.23
1st Quarter 2007 1st Quarter 2006
Non-GAAP Financial Measures
In this document, the Company’s financial results are provided both in accordance with generally accepted accounting principles (GAAP), and using certain non-
GAAP financial measures. In particular, the Company provides historic and estimated future net earnings per diluted share excluding certain charges and recoveries, which are non-GAAP financial measures. These results are included as a complement to results provided in accordance with GAAP because management believes these non-GAAP financial measures help indicate underlying trends in the Company’s business and provide useful information to both management and investors by excluding certain items that are not indicative of the Company’s core operating results. These measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results.

Reconciliation of GAAP Net Earnings to Adjusted Net Earnings:
2005 – 2007 Estimated**

2nd Quarter
Diluted EPS
Full Year
Diluted
EPS
Net
Earnings
Diluted
EPS
Net
Earnings
Diluted
EPS
GAAP Results $0.22 - 0.24 $1.55 - 1.59 65.7 $ 1.51 $ 41.0 $ 0.96 $
Special Charges and Recoveries:
Strategic Initiatives Costs 0.08 0.31 3.9 0.09 - -
Incremental Bass Exit Costs - - 2.3 0.05 - -
Insurance Recoveries - - (1.0) (0.02) - -
Naturalizer Restructuring - - - - 9.2 0.22
Tax Repatriation - - - - 12.0 0.28
Bridge Loan Fee - - - - 0.6 0.02
Adjusted Earnings $0.30 - 0.32 $1.86 - 1.90 71.0 $ 1.63 $ 62.9 $ 1.48 $
2007 Estimated Range
Low - High 2006* 2005
(in millions, except EPS data)
*Full-year fiscal 2006 and 2007 includes stock option expense with no related expense in 2005.
**Note: Estimated Earnings Guidance was issued on May 24, 2007 and has not been updated.
Non-GAAP Financial Measures
In this document, the Company’s financial results are provided both in accordance with generally accepted accounting principles (GAAP), and using certain non-GAAP financial measures. In particular, the Company provides historic and estimated future net earnings per diluted share excluding certain charges and recoveries, which are non-GAAP financial measures. These results are included as a complement to results provided in accordance with GAAP because management believes these non-GAAP financial measures help indicate underlying trends in the Company’s business and provide useful information to both management and investors by excluding certain items that are not indicative of the Company’s core operating results. These measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results.